Exhibit 99.3

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dynamic Materials Corporation (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
A. Santa, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 March 31, 2003



                                      /s/ Richard A. Santa
                                      ------------------------------------------
                                      Richard A. Santa
                                      Vice President and Chief Financial Officer
                                      of Dynamic Materials Corporation


A signed original of this written statement required by Section 906 has been provided to Dynamic Materials Corporation and will be retained by Dynamic Materials Corporation and furnished to the Securities and Exchange Commission or its staff upon request.